Related Party Transactions	11 Months Ended
Dec. 31, 2017
Related party transactions [abstract]
Related Party Transactions
12. Related Party Transactions

The Company conducted transactions with senior management, directors and persons or companies related to these individuals, and paid or accrued amounts, as follows:

	11 months ended December 31, 2017	12 months ended January 31, 2017
Salaries and other short-term benefits	$1,898	$1,828
Other long-term benefits	42	44
Share-based payment (1)	836	1,709
Total	$2,776	$3,581

(1)	Share-based payment represents the amount capitalized or expensed during the period (see Note 10).

There are agreements with key employees containing severance provisions for termination without cause or in the event of a take-over. Other than the President and Chief Executive Officer, PolyMet directors do not have agreements providing for benefits upon termination of their engagement.

As a result of Glencore’s ownership of 29.1% it is also a related party. In addition to the transactions described in Notes 7, 8, 9 and 16, the Company has entered into a Technical Services Agreement with Glencore whereby the Company reimburses Glencore for NorthMet technical support costs requested under an agreed scope of work, primarily in detailed project design and mineral processing. During the eleven months ended December 31, 2017, the Company recorded $nil (year ended January 31, 2017 - $0.102 million) for services under this agreement. The Company had also entered into a Financing Advisory Agreement with Glencore whereby the Company reimbursed Glencore for NorthMet financing advisory support costs. During the eleven months ended December 31, 2017, the Company recorded $nil (year ended January 31, 2017 - $0.730 million) for services under this agreement.